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                SECURITIES AND EXCHANGE COMMISSION


                       Washington, DC 20549



                             Form 8-K


                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  Date of Report: March 21, 1996


                            AT&T Corp.


A New York              Commission File        I.R.S. Employer
Corporation                No. 1-1105           No. 13-4924710


     32 Avenue of the Americas, New York, New York 10013-2412

                 Telephone Number (212) 387-5400

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 2                                                  AT&T Corp. Form 8-K

Item 5. Other Events

    On September 20, 1995 AT&T Corp. ("AT&T" or the "Company") announced a plan, subject to certain conditions, to separate into three independent, publicly held, global companies: communications services (which will retain the AT&T name), communications systems and technologies (which has been named Lucent Technologies Inc. "Lucent") and transaction-intensive computing (formerly AT&T Global Information Solutions Company, now NCR Corporation "NCR"). Also announced as part of the plan was the Company's intent to pursue the sale of its remaining 86% interest in AT&T Capital Corporation ("AT&T Capital").
  On March 21, 1996, the Company received a favorable Private Letter Ruling from the Internal Revenue Service approving the tax-free status of the planned Lucent stock distribution to AT&T shareholders.
  Pursuant to Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"), the Consolidated Financial Statements of AT&T have been restated to reflect the probable dispositions of Lucent, NCR and AT&T Capital. Accordingly, the revenues, costs and expenses, and assets and liabilities of Lucent, NCR and AT&T Capital have been excluded from the respective captions in the Consolidated Statements of Income and Consolidated Balance Sheet. The net operating results of these entities have been reported, net of applicable income taxes, as "Income (loss) from discontinued operations" and the net assets of these entities have been reported as "Net assets of discontinued operations". In addition, the consolidated results for continuing operations have been reclassified to reflect the results of the new business and to improve comparability with the communications services industry.
    The Company's Consolidated Statements of Income for the three years ended December 31, 1995 and Consolidated Balance Sheet at December 31, 1995 presented in accordance with APB 30 follow.


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 3                                              AT&T Corp. Form 8-K

                          FINANCIAL INFORMATION
                    CONSOLIDATED STATEMENTS OF INCOME
             (Dollars in Millions Except Per Share Amounts)
                               (Unaudited)

                                                 For Years Ended December 31,
                                                1995(a)       1994         1993
Sales and Revenues
Communications services....................  $49,113       $46,477      $44,227
Financial services.........................    2,261         1,838        1,329
Total revenues.............................   51,374        48,315       45,556

Operating Expenses
Access and other interconnection...........   17,618        17,797       17,772
Network and other communications services..    8,420         7,113        7,023
Depreciation and amortization..............    3,547         2,424        2,171
Selling, general and administrative........   14,437        11,728       10,718
 Total communications services.............   44,022        39,062       37,684
Financial services.........................    1,974         1,622        1,158
Total Operating Expenses...................   45,996        40,684       38,842
Operating income...........................    5,378         7,631        6,714
Other income - net.........................      268            93          321
Loss on sale of stock by subsidiary........        -             -            9
Interest expense...........................      478           435          628
Income from continuing operations before
  income taxes and cumulative effects of
  accounting changes.......................    5,168         7,289        6,398
Provision for income taxes.................    2,016         2,866        2,492
Income from continuing operations before
  cumulative effects of accounting changes.    3,152         4,423        3,906
Discontinued operations:
Income (loss) from discontinued operations
  (net of tax benefits of $1,220 in 1995, $58
  in 1994 and $191 in 1993)................   (3,013)          287         (204)
Income before cumulative effects of
 accounting changes........................      139         4,710        3,702
Cumulative effects of accounting changes...        -             -       (9,608)
Net income (loss)..........................  $   139       $ 4,710      $(5,906)

Weighted average common shares
  outstanding (millions)...................    1,592         1,564        1,547

Per common share:
Income from continuing operations before
  cumulative effect of accounting changes..  $  1.98       $  2.83      $  2.52
Income from discontinued operations........    (1.89)         0.18        (0.13)
Cumulative effects of accounting changes...        -             -        (6.21)
Net income (loss)..........................  $  0.09       $  3.01      $ (3.82)






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                    CONSOLIDATED BALANCE SHEET
          (Dollars in Millions Except Per Share Amount)
                                (Unaudited)

                                         December 31,
                                            1995
ASSETS

Cash and cash equivalents .............. $   129

Receivables less allowances of $1,267
  Accounts receivable...................   8,457
  Finance receivables...................  10,665

Deferred income taxes...................   2,437

Other current assets....................     753

Total current assets....................  22,441

Property, plant and equipment, net of
  accumulated depreciation of $17,729...  16,375

Licensing costs, net of accumulated
  amortization of $743..................   8,056

Investments.............................   3,646

Long-term finance receivables...........     768

Prepaid pension costs...................   1,793

Other assets............................   2,524

Net assets of discontinued operations...   7,047

TOTAL ASSETS............................ $62,650



                            (CONT'D)
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 5                                                  AT&T Corp. Form 8-K


               CONSOLIDATED BALANCE SHEETS (CONT'D)
          (Dollars in Millions Except Per Share Amount)
                                (Unaudited)


                                        December 31,
                                            1995
LIABILITIES
Accounts payable....................... $  5,174
Payroll and benefit-related
  liabilities..........................    2,914
Debt maturing within one year..........   12,176
Dividends payable......................      527
Other current liabilities..............    3,923

Total current liabilities..............   24,714

Long-term debt.........................    8,545
Long-term benefit-related liabilities..    2,871
Deferred income taxes..................    5,458
Other long-term liabilities and
  deferred credits.....................    3,788

Total liabilities .....................   45,376

SHAREOWNERS' EQUITY
Common stock - par value $1 per share..    1,596
  Authorized shares: 2,000,000,000
  Outstanding shares:
  1,596,005,351 at December 31, 1995
Additional paid-in capital.............   16,614
Guaranteed ESOP obligation.............     (254)
Foreign currency translation
  adjustments..........................        5
Retained earnings......................     (687)

Total shareowners' equity..............   17,274

TOTAL LIABILITIES/SHAREOWNERS' EQUITY..  $62,650














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Notes to Consolidated Financial Statements

(a) In the fourth quarter of 1995, AT&T recorded a pre-tax charge to income from continuing operations of $3,140 million to cover restructuring costs of $2,418 million and asset impairments and other charges of $722 million. AT&T's restructuring plans include consolidating and reengineering numerous corporate and business unit operations during the next two years including force reductions of 17,000 positions as well as the write-down in value of some unnecessary network facilities, of nonstrategic wireless assets and some investments. Of the total charge, approximately $1.8 billion is future cash flow impacting and approximately $1.3 billion is related to noncash items. This charge reduced 1995 income from continuing operations by $2,104 million or $1.32 per share.

The charge was recorded as $909 million of network and other communications services, $934 million of depreciation and amortization, $1,291 million of selling, general and administrative expenses, and $6 million of financial services. If viewed by type of cost, the charge includes separation and other related costs of $956 million; facility closings of $497 million; asset write-downs of $1,342 million and other items of $345 million.

In addition, charges of $1,172 million (net of tax) in the third quarter and $2,077 million (net of tax) in the fourth quarter are reflected in income
(loss) from discontinued operations. The third quarter charge related to NCR's operations, while the majority of the fourth quarter charge related to Lucent's operations. These charges reduced income (loss) from discontinued operations by a total of $3,249 million or $2.04 per share.


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 7                                       AT&T Corp. Form 8-K






                           SIGNATURES




  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           AT&T Corp.




                           By: M.B. Tart
                               Vice President and Controller
                                 (Principal Accounting Officer)



April 5, 1996



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 8                                          AT&T Corp. Form 8-K




                              EXHIBIT INDEX



Exhibit
Number
- ------

  27   Financial Data Schedule